Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Media General, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, George L. Mahoney, President and Chief Executive Officer, and James F. Woodward, Senior Vice President, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Vincent L. Sadusky Vincent L. Sadusky President and Chief Executive Officer March 2, 2015 /s/ James F. Woodward James F. Woodward Senior Vice President, Chief Financial Officer March 2, 2015